EXHIBIT NUMBER 4.45


                 AMENDMENT TO EXPLORATION AND OPTION AGREEMENT
                   WITH BARRICK EXPLORACIONES ARGENTINA S.A.
                              DATED MARCH 26, 2003

















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



                                  EXTENSION TO
                      IMA EXPLORATION AND OPTION AGREEMENT



          THIS  EXTENSION  TO  THE  IMA   EXPLORATION   AND  OPTION   AGREEMENT,
(hereinafter referred to as the "Extension Agreement") dated as of November 29, 2002, is between

          INVERSIONES MINERAS ARGENTINAS, S.A., a corporation formed under the laws of Argentina, having an office at Suite 709, 837 West Hastings Street, Terminal City Club Tower, Vancouver, British Columbia V6C 3N6 Canada (hereinafter referred to as "IMA"),

and

          BARRICK EXPLORACIONES ARGENTINA S.A., a corporation formed under the laws of Argentina, having an office at BCE Place, TD Canada Trust Tower, Suite 3700, 161 Bay Street, Toronto, Ontario, Canada M5J 2S1 (hereinafter referred to as "Barrick").

          IMA EXPLORATION, INC., a corporation formed under the laws of British Columbia, having an office at Suite 709, 837 West Hastings Street, Terminal City Club Tower, Vancouver, British Columbia V6C 3N6 Canada (hereinafter referred to as "IMAX"), joins this Agreement for the limited purposes set forth herein.

                                    RECITALS

          A. IMA, IMAX, and Barrick entered into the IMA EXPLORATION AND OPTION AGREEMENT (hereinafter the "Agreement") dated August 17, 1999.

          B. Among other rights and obligations, the Agreement granted Barrick "the exclusive right and option ("Option") to acquire a 50% undivided interest in one or the other of the Option Properties and in all easements, surface rights, or other interests held by IMA related to such Option Properties and all technical data and other assets related thereto."

          C. Under the terms of the Agreement, Barrick must exercise its Option rights under the Agreement by delivering a Selection Notice to IMA on or before November 30, 2002.

          D. IMA and Barrick desire to extend the date by which Barrick must exercise its Option rights under the Agreement to December 31, 2003, and IMAX is willing to concur in such extension.

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

          NOW THEREFORE, in consideration of the mutual promises and covenants set forth in this Extension Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties hereto, and IMAX for the limited purpose of acknowledging the extension granted under this Extension Agreement and affirming its continuing obligations and rights under the Agreement, agree as follows:

          1. Within ten business days of the execution of this Extension Agreement, Barrick shall pay to IMA sum of US$65,000.00. IMA and IMAX agree that such funds shall be used to make the payments due under the underlying agreements to maintain IMA's rights to the Option Properties in good standing until at least December 31, 2003.

          2. Article 3, Section 3.2 of the Agreement is hereby amended to provide that the Selection Notice Period shall extend from the Effective Date of the Agreement until the close of business, Toronto time, on December 31, 2003.

          3. All capitalized terms used in this Extension Agreement shall have the meaning established in this Extension Agreement, and if no definition is provided herein, the meaning established in the Agreement.

          4.   The address for  notifications to Barrick pursuant to Article 14,
Section 14.2 shall be changed effective as of December 13, 2002 to:

                      c/o Barrick Gold Corporation
                      BCE Place, TD Canada Trust Tower, Suite 3700
                      161 Bay Street
                      Toronto, Ontario
                      Canada M5J 2S1
                      Attention:  Corporate Secretary
                      Telecopier:  (416) 861-8243

          5. IMA, IMAX, and Barrick each represent to the other that they have the corporate capacity to enter into and to perform this Extension Agreement and that this Extension Agreement has been duly executed by it and is valid and binding upon it in accordance with its terms.

          6. All other terms and conditions of the Agreement are expressly ratified by the Parties and IMAX and continue in full force and effect.

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          IN WITNESS  WHEREOF,  the  Parties  hereto and IMAX have  caused  this
Extension Agreement to be executed by their respective duly authorized officers to be effective as of the date first written above.


INVERSIONES MINERAS ARGENTINAS, S.A.

By      /S/ Joseph Grosso
        -----------------
Name    Joseph Grosso
        -----------------
Title   Director
        -----------------
Date    March 25/03
        -----------------

BARRICK EXPLORACIONES ARGENTINA S.A.

By      /s/ Alex Davidson
        -----------------
Name    Alex Davidson
        -----------------
Title   President
        -----------------
Date    March 26/03
        -----------------

IMA EXPLORATION INC.

By      /S/ Joseph Grosso
        -----------------
Name    Joseph Grosso
        -----------------
Title   President
        -----------------
Date    March 25/03
        -----------------



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